UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2024

JEWETT-CAMERON TRADING COMPANY LTD.
(Exact name of registrant as specified in its charter)

A1BRITISH COLUMBIA	000-19954	00-0000000
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

32275 N.W. Hillcrest, North Plains, OR 97133
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (503) 647-0110

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JCTCF	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual General Meeting of shareholders was held on February 23, 2024.

(b)	The following is a brief description and vote count of all items voted on at the meeting:

Item 1.	Fix the Number of Directors

Item No. 1 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,642,297	983,239	0	0

Item 2.	Election of Directors

The following persons were elected as Directors to serve until the conclusion of the next annual meeting:

Nominees	Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
Charles E. Hopewell	1,341,392	0	978,142	306,002
Geoff Guilfoy	1,339,876	0	979,658	306,002
Sarah Johnson	1,341,591	0	977,943	306,002
Chris Karlin	1,339,876	0	979,658	306,002
Michelle Walker	1,340,591	0	978,943	306,002
Chad Summers	1,345,220	0	974,314	306,002
Mike Henningsen	1,341,735	0	977,799	306,002
Subriana Pierce	1,340,026	0	979,508	306,002
Ian Wendler	1,341,591	0	977,943	306,002

Item 3.	Appointment of Auditors

Item No. 3 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
2,569,240	0	56,296	0

Item 4.	Acts and Deeds of Directors and Officers

Item No. 4 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,341,689	977,845	0	306,002

Item 5.	Advisory Vote on the Approval of Executive Compensation

Item No. 5 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,340,691	978,843	0	306,002

Item 6.	Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation

Item No. 6 had the following votes:

1 Year	2 Years	3 Years	Withheld/ Abstentions	Non-Votes
2,301,606	17,383	145	400	306,002

Item 7.	Staggered Terms and Term Limits

Item No. 7 was rejected with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,063,811	1,255,723	0	306,002

Item 8.	Advance Notice Requirements

Item No. 8 was rejected with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,269,921	1,049,613	0	306,002

Item 9.	Permitted Amendments and Variations

Item No. 9 was rejected with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,090,270	1,229,264	0	306,002

Item 10.	Transact Other Business

Item No. 10 was rejected with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,088,218	1,231,316	0	306,002

(c)	Not Applicable

(d)	The Board of Directors decided that the Company’s proxy materials will include an advisory shareholder vote on the executive compensation annually, with the next vote to occur in 2025.

Item 8.01 Other Events

The following CEO Statement was read by Chad Summers, Chief Executive Officer, at the Annual General and Special Meeting of Shareholders held remotely on February 23, 2024.

CEO Statement

Thank you to those of you who have taken the time to participate in our Annual Shareholders Meeting today.  Given the increased questions throughout this past year, I thought you all may appreciate a prepared statement from me as the President and CEO regarding the current state of Jewett Cameron Company.  I'll read it to you before we open it up for Q&A as this may prompt further questions. Given the reality of our current financials we recognize the questions you may have. I’d like to provide narrative that may not be easily garnered in simply reading the financials.

As you know, our products are well designed and offered at desirable prices through major retail stores and online.  Our core product categories are fence products, Lucky Dog® branded pet containment, and our newest addition of alternatives to traditional plastic bags within the MyEcoWorld® brand.

Strategically, MyEcoWorld® products help combat some of our historical seasonality related to fence and kennel sales which move in higher volumes during the spring and summer months.  Trash bags / Bin liners and pet waste bags are used year round and offer consumers repeat purchasing opportunities as a more consumable product than our gates and kennels.  This also allows us to offer a subscription service to secure ongoing repeat sales and communicate more often directly with consumers.

Our fence products remain our strongest sales segment with continued growth potential.  We've seen bolstered demand for several of our fence products launched within the last 5 years as they grow and gain market share traction.  Our commitment to innovation is driving new product introductions in the year ahead to further stabilize our presence in the gate and fence category.

The pet containment products were hit the hardest by inflationary pressures and other effects of the pandemic throughout the supply chain.  This has contributed to our increased inventory over the past year in part due to the high shipping cost incurred during the pandemic as well as both demand and pricing pressures slowing sales velocity.  Fortunately we are seeing positive signs more recently that we would expect to continue as the season approaches.

We work with a varied customer portfolio for both in-store and online sales. Our sales team is focused on expanding sales of our core products to our primary customers. We’ve also added to our team to focus on new customer generation and expand our channels. Our margins have been impacted by the increased raw materials, logistics, etc. coming out of the pandemic as well as our customer’s timeliness of accepting pricing changes. We will continue to work on regaining margin lost due to the factors mentioned above.

While inventory has been higher than historical levels, we are approaching desired levels for our primary products.  Inventory is down 19%, $4M from a year ago and is a much improved mix of products to meet seasonal demands.

As we’ve shared previously, one significant driver of our increased inventory has been our lumber contract with a major retailer that we launched 12 months ago.  This contract provides greater visibility and stability for a large portion of our lumber sales and we've managed the program well over the past year. However, it does require increased inventory to support as well as delayed revenue recognition from year’s past.  There is great opportunity to grow lumber sales beyond this contract in the years ahead.

With regards to our supply, historically the company has sourced most of our products from China.  We continue to evaluate diversifying our sourcing to take advantage of cost reductions and logistical mitigations without compromising our quality or reliability of our delivery.

Our organization has not been immune to many of the operational cost increases hitting businesses like ours in recent years including competitive wages, insurance premiums, etc., but we continue to aggressively evaluate available cost savings.  We are pursuing cost reductions, prioritizing elements that will not impede our ability to serve our customers or growth opportunities.  It is worth noting that the successful resolution of the multi-year dispute covered our legal expenses impacting our financials in recent years.

As for our subsidiaries, we've disclosed that Greenwood Products, our trading company subsidiary, added a trader recently and we look forward to expanding sales and products in the future.  Additionally we successfully closed down our Seed cleaning operation and are considering all possible options to capitalize our 11.7 acres of land which resides in a prime commercial location.

We will continue to focus on improving operational strengths and our core product lines.

Item 9.01 Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

JEWETT-CAMERON TRADING COMPANY LTD.

Date: February 29, 2024	By:	/s/ “Chad Summers”
	Name:	Chad Summers
	Title:	President and Chief Executive Officer